Exhibit 99.2

Business Update January 4, 2024

Forward-Looking Statements

This presentation and any accompanying oral presentation have been prepared by ADC Therapeutics SA ("ADC Therapeutics", "we" or "us") for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or ADC Therapeutics or any officer, director, employee, agent or advisor of ADC Therapeutics. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and any accompanying oral presentation speak only as of the date hereof.

This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases you can identify forward-looking statements by terminology such as "may", "assumes", "will", "should", "would", "expect", "intend", "plan", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "future", "continue", or "appear" or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: the actual Zynlonta revenue for 4Q 2023, the success of the Company's updated corporate strategy including operating efficiencies, capital deployment and portfolio prioritization; the expected cash runway into the beginning of Q4 2025, the effectiveness of the new commercial go-to-market strategy, competition from new technologies, the Company's ability to grow ZYNLONTA® revenue in the United States; Swedish Orphan Biovitrum AB (Sobi®) ability to successfully commercialize ZYNLONTA® in the European Economic Area and market acceptance, adequate reimbursement coverage, and future revenue from the same; approval by the NMPA of the BLA for ZYNLONTA® in China submitted by Overland ADCT BioPharma and future revenue from the same, our strategic partners', including Mitsubishi Tanabe Pharma Corporation, ability to obtain regulatory approval for ZYNLONTA® in foreign jurisdictions, and the timing and amount of future revenue and payments to us from such partnerships; the timing and results of the Company's or its partners' research projects or clinical trials including early research in certain solid tumors with different targets, linkers and payloads, LOTIS 5 and 7, ADCT 601 and 602 as well as IITs in FL and MZL, the timing and results of research the timing and outcome of regulatory submissions for the Company's products or product candidates; actions by the FDA or foreign regulatory authorities, the ability to complete clinical trials on expected timelines, if at all, and the results of the same; projected revenue and expenses; the Company's indebtedness, including Healthcare Royalty Management and Blue Owl and Oaktree facilities, and the restrictions imposed on the Company's activities by such indebtedness, the ability to repay such indebtedness and the significant cash required to service such indebtedness; and the Company's ability to obtain financial and other resources for its research, development, clinical, and commercial activities. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 20-F and in the Company's other periodic and current reports and filings with the U.S. Securities and Exchange Commission. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document.

Forward-looking statements are based on our management's beliefs and assumptions and on information currently available to our management. No assurance can be given that such future results will be achieved. Such forward-looking statements contained in this presentation speak only as of the date of this presentation. The Company expressly disclaim any obligation or undertaking to update these forward-looking statements contained in this presentation to reflect any change in our expectations or any change in events, conditions, or circumstances on which such statements are based unless required to do so by applicable law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Certain information contained in this presentation relates to or is based on studies, publications, surveys, and other data derived from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, although we believe our own internal research is reliable, such research has not been verified by any independent source.

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3 ADC Therapeutics at a Glance Solid Tumors Advancing ADCT - 601 targeting AXL in the clinic and multiple investigational ADCs Hematology Maximizing ZYNLONTA® in 3L+ DLBCL and expanding into earlier lines of DLBCL and indolent lymphomas; advancing ADCT - 602 targeting CD22 Corporate Cash runway into 4Q 2025 with multiple catalysts in 2024 Platform Pioneering ADC field with robust technology toolbox and specialized end - to - end capabilities ADC: Antibody Drug Conjugate; DLBCL: Diffuse Large B - Cell Lymphoma

4 Clinical Strong track record including an approved product with robust lifecycle management and multiple clinical assets Platform Validated and differentiated ADC platform with multiple payloads and targets Regulatory Proven capabilities securing FDA and EMA approvals for ZYNLONTA and multiple INDs Platform and Capabilities for Developing Optimized ADCs CMC: Chemistry, Manufacturing and Controls; PBD: Pyrrolobenzodiazepines Discovery Cutting - edge research to select the optimal targeting moiety, linker, and payload Development Swiftly moving from research to clinical trials with an optimized development strategy Manufacturing Robust in - house CMC capabilities enhanced by a top - tier external manufacturing network Commercialization Integrated go - to - market model with experienced team

5 2023: Positioning the Company for Success ▪ Management team with extensive commercial, development, and corporate expertise ▪ Board members with biotech and large pharma leadership experience; larger number of independents ▪ Established new go - to - market model with upgraded talent ▪ Refined brand positioning and enhanced data generation ▪ Hematology: ZYNLONTA Life Cycle Management, ADCT - 602 ▪ Solid tumors: ADCT - 601, multiple novel ADCs ▪ Advancing a range of payloads, linkers, and conjugation technologies against multiple targets ▪ Expanded internal capabilities to enable partnerships for early - stage assets ▪ Right - sized organizational structure; trimmed consulting and contractors ▪ Reduced 3rd party spending, optimized tax, and improved return on investments Upgraded Organization En hanced ZYNLONTA Commercialization Prioritized Portfolio Validated Research Platform Realized Cost Efficiencies

Key Business Updates

ZYNLONTA (loncastuximab tesirine-lpyl)

- 4Q 2023 revenues expected to be ~$16.5M, a double-digit percentage increase compared to 3Q 2023

Pipeline

- LOTIS-7 (ZYNLONTA with bispecifics): Cleared first dosing cohort with no DLT and early signs of efficacy
- LOTIS-5 (ZYNLONTA with rituximab): Accelerated enrollment in 2023, over 2/3rd enrollment completed
- ADCT-601 (Targeting AXL): Reached MTD and currently in dose optimization; early signs of anti-tumor activity in both monotherapy and in combination
- ADCT-901 (Targeting KAAG1): Discontinuing due to limited signs of efficacy in dose escalation, reallocating capital to prioritized programs

Corporate

- Balance sheet with ~$278.5M cash at end of FY 2023
- Cash runway expected to extend into 4Q 2025; double-digit Opex reduction in 2023 compared to 2022

6

DLT: Dose-Limiting Toxicity; MTD: Maximum Tolerated Dose. Note: Financials are unaudited.

7 Unlocking Value of Robust ADC Portfolio in Hematology and Solid Tumors DLBCL: Diffuse Large B - Cell Lymphoma; FL: Follicular Lymphoma; MZL: Marginal Zone Lymphoma; NSCLC: Non Small - Cell Lung Cancer; ALL: Acute Lymphoblastic Leukemia. Short - Mid Term Mid - long Term Hematology Portfolio Solid Tumor Portfolio ZYNLONTA ▪ Maximize ZYNLONTA in 3L+ DLBCL ▪ Seek to expand ZYNLONTA to earlier lines of DLBCL and other indolent lymphomas (e.g., FL, MZL) as single agent and combination agent of choice ‒ ZYNLONTA ‒ ZYNLONTA + rituximab (LOTIS - 5) ‒ ZYNLONTA + bispecifics (LOTIS - 7) ADCT - 602 (CD22) ▪ Escalating and expanding Phase 1 dose in r/r ALL ADCT - 601 (AXL) ▪ Optimizing dose for expansion as single agent and / or in combination in sarcoma, pancreatic, and NSCLC Next - generation ADCs ▪ Advancing a portfolio of investigational ADCs ‒ Differentiated exatecan - based payload with novel hydrophilic linker ‒ Targeting Claudin - 6, NaPi2b, PSMA ▪ Continuing research with a range of payloads, linkers, and conjugation technologies against undisclosed targets

Focused Pipeline in Hematology and Solid Tumors



Preclinical
Phase 1a
Phase 1b
Phase 2
Phase 3 / Confirmatory
Expected Milestones
Hematology
ZYNLONTA | Targeting CD19
LOTIS-2 in 3L+ DLBCL
FDA approved (AA)
LOTIS-5 with rituximab in 2L+ NTE DLBCL
Confirmatory
LOTIS-5: Complete enrollment in 2024
LOTIS-7 in combination with glofitamab in r/r NHL[1]
LOTIS-7 in combination with mosunetuzumab in r/r NHL[1]
LOTIS-7: Additional dose escalation/ expansion data in 2024
ADCT-602 | Targeting CD22
Acute Lymphoblastic Leukemia
Additional data from Phase 1 study in 2024
Solid Tumors
Mipasetamab uzoptirine (ADCT-601) | Targeting AXL
Single agent and with gemcitabine in adv. / met. Sarcoma
Single agent and with gemcitabine and others in adv. / met. Pancreatic
Single agent and other combinations in adv. / met. NSCLC[2]
Additional data from Phase 1 study in 2024
Next-Gen ADCs | Exatecan Payload with Novel Linker
NaPi2b
Candidate selected
Claudin-6
Candidate selection in 2024
PSMA
Candidate selection in 2024
Undisclosed target
Candidate selection in 2024

Anticipated milestones set forth in this chart are subject to further future adjustment. NTE: Non-Transplant Eligible. 1. DLBCL, FL, MZL 2. Non-selected advanced / metastatic NSCLC completed. Moving forward with AXL expressing NSCLC contingent on in-house IHC assay.
AA: Accelerated Approval.

8

Advancing ZYNLONTA Development in B-Cell Lymphomas

ADC THERAPEUTICS

2023 U.S. Market Value[2], 5-year prevalence[3]


DLBCL
$3.1b[2], ~109 K patients
FL
$2.6b[2], ~61 K patients
MZL
$1.4b[2], ~38 K patients
1L (~70%)
1L (~65%)
1L (~61%)
2L (~21%)
2L (~24%)
2L (~27%)
3L+ (~9%)
3L+ (~11%)
3L+ (~12%)
Proportion of patients by line-of-therapy*
DLBCL, FL & MZL account for ~60% of mature B-cell lymphomas[1]*

Key: *Current Approval* (green box) *Current Development Areas* (black box)

Current Development Areas

- LOTIS-5 and LOTIS-7 potential to move ZYNLONTA into **2L+ DLBCL**

- IIT suggests ZYNLONTA regimen could provide benefit in **2L+ high-risk FL** (96% ORR, 85% CR, N=27); IIT studying ZYNLONTA in **2L+ MZL**
  - Unmet need is significant in these populations
  - Assessing regulatory path and compendial strategy
- ZYNLONTA combination with bispecifics (LOTIS-7) is currently being studied in r/r FL and r/r MZL

1. As per Leukemia & Lymphoma Society data; 2. Clarivate & Global Data used to size US market value; 3. Cerner Enviza CancerMPact database, 2023. Note: Distribution by line of therapy is based on the incident, drug-treated population.

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10 ZYNLONTA: W ell - positioned to Lead in 3L/3L+ DLBCL with Product Profile Ideally Suited Across Treatment Settings Community Centers/ Hospitals Academic Centers PRODUCT PROFILE ▪ Off - the - shelf option for R/R patients with rapid, deep and durable single - agent efficacy ‒ Fast time to response (median 41 days) with no step - up dose required ‒ Median DoR not yet reached for patients in CR at 2 - year follow - up ▪ Manageable safety profile with no CRS, ideal for community care ▪ Simple dosing, with no REMS or inpatient stay requirements OPPORTUNITY ▪ For patients who will remain in community care and will not get to CAR - T or bispecifics ▪ For patients post CAR - T or bispecifics

11 ZYNLONTA in 3L+ DLBCL: Current and Forward Looking GtN : Gross - to - Net Implemented new commercial model focused on: ▪ Increasing / leveraging advocacy from the academic centers ▪ Growing community awareness and utilization, where the majority of the opportunity is for ZYNLONTA Rationale for change: ▪ Increasing competition in fragmented r/r DLBCL market particularly in the academic setting where complicated therapies are administered ▪ Increasing influence of academic centers to community and need for tighter coordination in local healthcare markets Impact of execution since implementation in August 2023: ▪ Average vials per day in November / December in line with 1H, partially offset by high single digit percentage point increase in GtN from 1H to 2H 2023 ▪ Increase in the number of accounts and volume from community ▪ Average calls per month back to 1Q 2023 level Increase Key Thought Leader Advocacy 1 Drive Awareness of ZYNLONTA’s Differentiated Profile 2 Ensure a Positive Patient Experience 3 STRATEGIC IMPERATIVES 2023 2024

Potential for ZYNLONTA Combinations in 2L+ DLBCL

EFFICACY

- ZYNLONTA combinations have potential to **expand to 2L+ populations**
  - LOTIS-5 (ZYNLONTA + R) results to date show **80% ORR and 50% CR** in 2L+ SCT-ineligible DLBCL (N=20)
  - **Combos with bispecifics may elevate efficacy to levels of CAR-T**, given high single agent activity of both drugs and non-overlapping toxicities (excluding neutropenia)

SAFETY

- ZYNLONTA combinations have the potential to deliver manageable safety profiles that are **well-suited to both the academic and community settings**

ACCESSIBILITY

- ZYNLONTA combinations deliver **simple dosing with no REMS**

12

BsAbs: Bispecific Antibodies; R: Rituximab; ORR: Overall Response Rate; CR: Complete Response, REMS: Risk Evaluation and Mitigation Strategies, SCT: Stem-Cell Transplant

LOTIS-5: Developing ZYNLONTA to be the Combination Agent of Choice in Earlier Lines of Therapy

LOTIS-5 Overview

- **Patient Population:** 2L+ DLBCL, ASCT ineligible
- **Summary:** Ph3 confirmatory trial in combination with rituximab
- **Status:**
  - Enrollment ongoing in randomized portion, target 350 patients
  - IDMC met in July 2023 and reviewed more than 100 pts , there were no safety concerns and recommended for the study to move forward as planned
- **Support:** Updated safety lead-in results at SOHO 2023: **ORR of 80%, CR of 50% with no new safety signals**
- **Next steps:** Enrollment expected to complete in 2024

Accelerated Enrollment in 2023



> 2/3rd Pts Enrollment
2023 Enrollment
~1.5X Pace
2022 Enrollment
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Target Positioning

Competitive 2L+ efficacy with favorable safety and convenient dosing schedule, well-suited for use in both academic and community settings

13

LOTIS-7: Combining ZYNLONTA with Bispecific Antibodies (Glofitamab or Mosunetuzumab)

Screening Period (≤28 d)

Treatment Period (cycles of 21 days)

Part 1 – 3+3 Dose escalation (ZYNLONTA 90, 120, and 150 µg/kg)

r/r DLBCL, FL, MZL for both arms

- **Glofitamab + escalating doses of ZYNLONTA Q3W[1]** *Enrollment began July 2023*
- **Mosunetuzumab + escalating doses of ZYNLONTA Q3W[2]** *Enrollment began July 2023*

Part 2 – Dose expansion

May include r/r DLBCL, FL, and MZL

- **ZYNLONTA will be given at RD for the specific combinations and subpopulations determined in part 1**

End of Treatment

RATIONALE

- Distinct MOAs and non-overlapping toxicities, except neutropenia
- Most potent off-the-shelf, single agent drugs approved in DLBCL
- ZYNLONTA use prior to glofitamab may debulk the tumors and reduce peripheral B cells, leading to lower CRS rates

STUDY POPULATION

- Relapsed or Refractory B-NHL patients and have received: Part 1: >2 systemic treatment regimens; Part 2: >1 systemic treatment regimens
- Prior autologous SCT (>100 days) or CAR-T (>30 days) is allowed

ENDPOINTS

- Primary: Safety and tolerability; MTD and/or RD
- Secondary: Efficacy: ORR, DOR, CRR, PFS, RFS, OS; Pharmacokinetics and Immunogenicity

1. Obinutuzumab pretreatment 1000mg on C1D1; ZYNLONTA administered on C1D2; administration of 1st and 2nd step-up dose(s) of IV glofitamab (2.5mg on C1D8 & 10mg on C1D15); ZYNLONTA plus glofitamab 30mg on C2D1 and beyond (reduce ZYNLONTA to 75 ug/kg at C3 if starting dose is 120 ug/kg or higher)
2. ZYNLONTA plus subcutaneous mosunetuzumab 1st step-up dose of 5 mg on C1D1, followed by mosunetuzumab 2nd step-up & target dose of 45 mg for C1D8 & C1D15; ZYNLONTA plus 45mg of subcutaneous mosunetuzumab on C2D1 and beyond (reduce ZYNLONTA to 75 µg/kg at C3 if starting dose is 120 ug/kg or higher)

14

LOTIS-7: Preliminary Results and Next Steps

EARLY SAFETY UPDATES (DL1)

- DLT period has been cleared for DL1 (90 µg/kg ZYNLONTA) in both arms (+glofitamab and +mosunetuzumab)
- No cases of CRS in the glofitamab arm, Grade 1 CRS (fever only) observed in the mosunetuzumab arm
- No discontinuations due to AEs

EARLY EFFICACY UPDATE (DL1)

- To date, each of the first five patients eligible for assessment in this dosing level has shown response (PR or CR) at first scan

NEXT STEPS

- Expect to continue dose escalation up to 150 µg/kg
- In parallel, expect to expand in 120 µg/kg with glofitamab in DLBCL once the DLT period has been cleared
- Plan to expand to other dosing cohorts in 3L+ and move to expansion in 2L+
- Adding multiple new sites to accelerate enrollment

Expecting additional data to be shared in 2024

Note: [1] Data as of December 21, 2023. MOA: Mechanism of Action; CRS: Cytokine Release Syndrome

15

ZYNLONTA + Rituximab Showed Strong Initial Signals in High-risk r/r FL with 96% ORR and 85% CR rates

U of Miami IIT in FL - ASH 2023 Oral Presentation

Phase 2 study of loncastuximab tesirine with rituximab in patients with high-risk relapsed/refractory follicular lymphoma.

Highlights of the data presented at ASH include:

- N = 33 patients enrolled out of a targeted 39, 27 patients evaluable for efficacy and 32 patients evaluable for toxicity
- **Best overall response rate of 96% and CR rate of 85%**
- After a median follow-up of 9.7 months, the median progression-free survival (PFS) was not reached, and the **12-month PFS was 92%**
- **Majority of adverse events (AEs) were grade 1.** Grade 3 AEs included neutropenia (n=2; 6%), and one case each (3%) of hyperglycemia, increased ALT, fatigue, dyspnea and skin infection. Neutropenia was the only grade 4 AE (n=1; 3%)

Current r/r FL Competitive Landscape



100
90
80
70
0
%
ORR
94% Axi-cel (3L+)[1]
86% Tisa-cel (3L+)[2]
80% Mosun label (3L+)[3]
79% Benda + Obin (2L+)[4]
78% Len + Rituximab (R2) (2L+)[5]
100
80
60
40
20
0
%
CR
79% Axi-cel (3L+)[1]
69% Tisa-cel (3L+)[2]
60% Mosun label (3L+)[3]
34% Len + Rituximab (R2) (2L+)[5]
17% Benda + Obin (2L+)[4]

Patient Population – 2L+ FL



U.S. 5-year Prevalence[6]

~21 K *2L+ FL patients*

Key: *1L* *2L* *3L+*

Next Steps

- University of Miami plans to expand the number of trial participants up to 100 and add other cancer research centers
- Data is expected to be published at a medical conference
- Path forward will be discussed with regulatory authorities and compendia

16

1.Ghione et al., Blood (2022); 2.Salles et al., Blood Adv (2022); 3. Budde E, et al. Lancet Oncol, 2022; 4. Sehn L, et al. Lancet Oncol 2016; 17: 1081–93; 5. Leonard J, et al. J Clin Oncol, 2019 37:1188-1199; 6. Cerner Enviza CancerMPact database, 2023
Note: Distribution by line of therapy is based on the incident, drug-treated population.

ZYNLONTA has Potential to Address Significant Unmet Need in MZL Given Low CR Rates with Approved Therapies

ADC THERAPEUTICS

U of Miami IIT in MZL Overview

- **Study Title:** A Phase 2, Open-label, Study Evaluating Safety and Efficacy of the Loncastuximab in Relapsed/Refractory Marginal Zone Lymphoma
- **Line of Therapy:** Relapsed/Refractory
- **Status:** 15 patients enrolled as of December 2023

Patient Population – 2L+ MZL



U.S. 5-year Prevalence[4]
~15 K 2L+ MZL patients
Key: 1L 2L 3L+

Current r/r MZL Competitive Landscape



80 -
60 -
40 -
20 -
0 -
%
ORR
79% Benda + Obin (2L+)[1]
68% Zanubritinib (2L+)[2]
64% Len + Rituximab (R2) (2L+)[3]
30 -
20 -
10 -
0 -
%
CR
29% Len + Rituximab (R2) (2L+)[3]
26% Zanubritinib (2L+)[2]
17% Benda + Obin (2L+)[1]

Next Steps

- It is expected that the futility analysis for this study will have 19 patients and it will be conducted in the first half of 2024. The investigator plans to share the results at an upcoming scientific congress
- University of Miami plans to add other cancer research centers in order to accelerate enrollment of up to 50 trial participants

1. Sehn L, et al. Lancet Oncol 2016; 17: 1081–93. 2. Opat S, et.al - ASH Oral Presentation December 2022, New Orleans, LA. 3. Leonard J, et al. J Clin Oncol, 2019 37:1188-1199. 4. Cerner Enviza CancerMPact database, 2023.

Note: Distribution by line of therapy is based on the incident, drug-treated population.

17

ADCT-601: A Novel, Potent Approach to Targeting AXL

ADCT-601 Structure



Glc Nac
Gal Nac
Sp
PBD
Fuc

Antibody

Anti-human AXL antibody

Linker + payload

HydraSpace™ *cleavable linker and SG3199 (PBD dimer cytotoxin)*

ADCT-601 MOA



ADCT-601
Cancer Cell Death

Warhead released after internalization, and binds in minor groove of DNA



Cross-link DNA
Pu G A T C Py
5'
3'
Py C T A G Pu

- *PBD dimer creates interstrand cross-links*
- *No DNA distortion*
- *Avoids DNA repair mechanism*

Anticipated Differentiation

- Potential best-in-class ADC against a **target expressed across multiple solid tumor types** with unmet medical needs
- First **AXL-targeted ADC conjugated to a PBD** dimer cytotoxin
- **Glycoconnect™**[,1] and **Hydraspace™**[,1] technology **enhance the TI of ADCT-601 three-fold in preclinical models** compared to ADCs manufactured by random stochastic conjugation

Note: 1. GlycoConnect and HydraSpace are technologies licensed from Synaffix; TI: therapeutic index; MTD: maximal tolerated dose; GlcNax: N-acetyl-glucosamine; GalNac: N-acetylgalactosamine; SP: Spacer; PBD: Pyrrolobenzodiazepine.

Source: Zammarchi et al., *Mol Cancer Ther* (2022)

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ADCT-601 Phase 1 Trial Design

ADC THERAPEUTICS

	Part 1: 3+3 Dose Escalation – Ongoing		Part 2: Dose Optimization/Expansion
	Doses Tested	**Indications Tested**	**Prioritized Indications**
ADCT-601 MONOTHERAPY	▪ 7.5 mg ▪ 11 mg ▪ 13 mg (Dose / schedule optimization ongoing) ▪ 15 mg (MID)	Advanced/metastatic Sarcoma indications[1] Advanced/metastatic NSCLC Any solid tumors with AXL amplification[2]	Advanced/metastatic Tissue Sarcoma Advanced/metastatic Pancreatic Cancer Advanced/metastatic AXL Expressing NSCLC
ADCT-601 WITH GEMCITABINE	▪ 3.8 mg 601 +1000 mg/m Gem ▪ 11 mg 601 + 1000mg/m Gem ▪ 7.5 mg 601 +1000 mg/m Gem ▪ 11 mg 601 + 800mg/m Gem ▪ 13 mg 601 +1000 mg/m Gem ▪ 13 mg 601 + 800mg/m Gem	Advanced/metastatic Sarcoma indications[1]	Advanced/metastatic Sarcoma indications[1] Advanced/metastatic Pancreatic Cancer

Key:
- High AXL expression within a small indication (PoC)
- Moderate AXL expression within a large indication
- Subpopulation with high AXL expression within a large indication

Note: [1] Sarcoma indications can include any from the following categories - soft tissue sarcoma (leiomyosarcoma, liposarcoma, undifferentiated pleomorphic sarcoma (UPS; covering malignant fibrous histiocytoma) and synovial sarcoma) or bone sarcoma (ewing's sarcoma (including extraskeletal), osteosarcoma, and chondrosarcoma). [2] Only 1 patient enrolled with cervical neuroendocrine carcinoma. MID: Maximum Investigated Dose. PoC: Proof of Concept.

19

20 ADCT - 601 Early Safety Results in Advanced / Metastatic Sarcoma Safety – ADCT - 601 Monotherapy ( STS ) Total (N=18) N (%) Any TEAE ≥ Gr3 9 (50.0) Total Discontinued (%) Discontinuation due to Treatment (%) 15 (83.3%) 3 (16.7) Preferred Term Any TEAE ≥ Gr3 (%) Cheilitis 1 (5.6) Abdominal pain 1 (5.6) Drug - induced liver injury 1 (5.6) Dyspnoea 1 (5.6) Eczema 1 (5.6) Generalized oedema 1 (5.6) Oedema peripheral 1 (5.6) Pulmonary embolism 1 (5.6) Thrombocytopenia 1 (5.6) Skin infections 1 (5.6) Photosensitivity reactions 1 (5.6) Lymphoedema 1 (5.6) LFT increased 1 (5.6) Hypotension 1 (5.6) Alanine aminotransferase increased 1 (5.6) Aspartate aminotransferase increased 1 (5.6) Gamma - glutamyltransferase increased 2 (11.1) Pleural effusion 1 (5.6) Uncoded 1 (5.6) Safety – ADCT - 601 With Gemcitabine (Sarcoma) Total (N=9) N (%) Any TEAE ≥ Gr3 8 (88.9) Total Discontinued (%) Discontinuation due to Treatment (%) 9 (100) 0 Preferred Term Any TEAE ≥ Gr3 (%) Anaemia 4 (44.4) Pleural effusion 2 (22.2) Thrombocytopenia 4 (44.4) Alanine aminotransferase increased 1 (11.1) Neutropenia 3 (33.3) Neutrophil count decreased 3 (33.3) Platelet count decreased 2 (22.2) Gamma - glutamyltransferase increased 2 (22.2) Arthralgia 1 (11.1) Aspartate aminotransferase increased 1 (11.1) Fatigue 1 (11.1) Hypertension 1 (11.1) Pleuritic pain 1 (11.1) Pneumonia 1 (11.1) Note: Data as of 12/04/2023. The data captured includes individual patients who experienced multiple AEs while on study.

21 ADCT - 601 Shows Early Signs of Anti - Tumor Activity as Monotherapy and in Combination in Sarcoma Patients Note: Data as of 12/04/2023. STS: Soft Tissue Sarcoma; NSCLC: Non - small cell lung cancer. ADCT - 601 Monotherapy (STS) -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% Baseline Week 6 Week 12 Week 21 15mg 13mg 11mg 7.5mg ADCT - 601 + Gemcitabine (Sarcoma) -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% Baseline Week 6 Week 12 Week 21 Week 30 Week 39 Week 48 % Change in Tumor Size 11mg 7.5 mg 3.8 mg Dose and schedule optimization at 13 mg initiated in STS and planned in Pancreatic cancer; dose expansion in NSCLC contingent on assay development Dose optimization in combination with gemcitabine planned in Sarcoma and Pancreatic cancer Change in Tumor Size Over Time Change in Tumor Size Over Time PR PR PR PR

A Growing Toolbox with a Range of Payloads, Linkers and Conjugation Technologies

ADC THERAPEUTICS

Antibody

- Extensive experience identifying and advancing compelling targets with high unmet need
- Focus on masking binding, conditional binding moieties, bispecifics and biparatropics

Payload

- Forged next-gen PBDs as novel warheads; first to bring PBD ADC from conception to market
- Advancing **next-gen payloads** to **improve selectivity, potency, therapeutic index**
  - Camptothecin derivatives
  - DNA damaging agents
  - Immunomodulators
  - Dual payloads

Linker

- **Proprietary linkers** that enable **increased plasma stability** and **controlled payload release with tunable DAR**[1]
  - Cleavable linkers
  - Reducible linkers
  - Non-cleavable linkers

Conjugation Technology

- Technologies enabling **precise site-specific attachment of diverse payloads**
  - Orthogonal conjugation approaches

Note: [1] DAR: Drug antibody ratio

22

Exatecan has the Potential to be Differentiated over Commercial-Stage Toxins such as DXd

EXATECAN V. DXD

Exatecan



NH2
F
N
N
O
O
OH
O

DXd



HO
O
NH
F
N
N
O
O
OH
O

EXATECAN ADVANTAGE

- Better potency
- No PgP[1] transport, enabling **enhanced intracellular presence**
- **Increased bystander effect**, leading to more cell death and enhancing therapeutic impact over DXd

EXATECAN ADC V. DXD ADC in CDX MODEL[2]



Mean Tumor Volume (mm³) ± SEM
1250
1000
750
500
250
0
0
10
20
30
40
Days
Vehicle
Isotype (10 mg/kg)
Antibody-DXd (15 mg/kg)
Antibody-exatecan (6.6 mg/kg)
Antibody-exatecan (10 mg/kg)

ADC THERAPEUTICS PLATFORM ADVANTAGE

- ADCT has developed a **novel hydrophilic linker** that enables efficient conjugation of exatecan
- Our exatecan-based ADCs **enable traceless release of exatecan** after internalization
- **Superior therapeutic index** driven by strong in vivo efficacy and excellent tolerability in cynomolgus monkey **without any signs of ILD**

Note: [1] PgP: P-glycoprotein; [2] Cell line derived xenograft (CDX) model is a renal leiomyoblastoma model, all arms dosed intravenously qdx1

Source: Weng et al., *Cancer Discov* (2023)

23

Advancing ADC Assets Against Validated Targets in Indications with High Unmet Need

ADC THERAPEUTICS

	NaPi2b	Claudin-6	PSMA	Undisclosed target
Target description	**Phosphate transporter**	**Adhesion protein**	**Enzymatic glycoprotein**	**Amino acid transporter**
Tumor types of interest	NSCLC Ovarian cancer	Ovarian cancer Endometrial cancer	Prostate cancer	NSCLC Colorectal cancer
Payload	Exatecan	Exatecan	Exatecan	Exatecan
Validation data	*in vitro characterization* *in vivo efficacy* *NHP toxicology*	*in vitro characterization* *in vivo efficacy* *NHP toxicology*	Ongoing	*in vitro characterization* *in vivo efficacy* *NHP toxicology*[2]
Candidate selection[1]	Complete	2024	2024	2024

Note: [1] IND enabling studies can be completed within 18 months after selection of the candidate ; [2] NHP study done with chimeric candidate

24

25 Corporate Business Development Strategy for ADCT Portfolio HEMATOLOGY ZYNLONTA, ADCT - 602 SOLID TUMOR S ADCT - 601, Research Assets Business Development to Unlock Value Business Development Goals: U.S. EX - U.S. Co - development & Co - promote* Royalty & Milestones to ADCT Accelerate & Expand Asset Development 3 Non - dilutive Financing 2 Maximize Deal Value & Value Split 1 Direct Partnership *Flexible for alternative construct depending on economics. OVERLAND JOINT VENTURE

Cash Runway to Support Multiple Potential Near-Term Value-Driving Catalysts

ADC THERAPEUTICS

Hematology

- **ZYNLONTA:**
  - Achieve commercial brand profitability in 2024
  - **LOTIS-5:** Complete enrollment in 2024
  - **LOTIS-7:** Dose escalation and expansion updates throughout 2024
  - **FL and MZL IITs:** Updates at medical conferences in 2024 / 2025
- **ADCT-602 (CD22):** Additional data updates from Phase 1 study in 2024

Solid Tumors

- **ADCT-601 (AXL):** Additional data updates from Phase 1 study in sarcoma, pancreatic and NSCLC throughout 2024
- **Preclinical:** Advancing a portfolio of investigational ADCs

- Exploring potential partnerships and licensing agreements
- Cash runway to 4Q 2025 to support company through value-generating milestones*

26

*Cash runway assumes receipt of anticipated regulatory milestone payments under the Company's collaboration agreements and use of the amount it is required to maintain under its loan agreement